Employee Contribution Plan	12 Months Ended
Dec. 31, 2025
Employee Contribution Plan
Employee Contribution Plan
19.	Employee Contribution Plan

As stipulated by the regulations of Chinese mainland, full-time employees of the Group are entitled to various government statutory employee benefit plans, including medical insurance, maternity insurance, workplace injury insurance, unemployment insurance and pension benefits through a government-mandated multi-employer defined contribution plan. The Group is required to make contributions to the plan based on certain percentages of employees’ salaries. Besides, the Group makes payments to other defined contribution plans for the benefit of employees employed by subsidiaries outside of the Chinese mainland. The total expenses the Group incurred for these contribution plans were RMB1,546,308, RMB1,895,048 and RMB2,367,186 (US$338,503) for the years ended December 31, 2023, 2024 and 2025, respectively.